Abacus FCF Small Cap Leaders ETF
Schedule of Investments
April 30, 2026 (Unaudited)

COMMON STOCKS - 97.5%	Shares	Value
Communications - 0.7%
MediaAlpha, Inc. - Class A (a)	982	$8,357

Consumer Discretionary - 8.7%
G-III Apparel Group Ltd.	396	12,351
Kontoor Brands, Inc.	425	31,178
LCI Industries	319	38,031
Liquidity Services, Inc. (a)	85	3,030
PROG Holdings, Inc.	415	14,870
Winmark Corp.	20	7,610
		107,070

Consumer Staples - 1.3%
Seneca Foods Corp. - Class A (a)	117	16,364

Energy - 2.4%
Forum Energy Technologies, Inc. (a)	46	2,892
Nextpower, Inc. - Class A (a)	224	26,685
		29,577

Financials - 18.5%
AMERISAFE, Inc.	250	7,575
Artisan Partners Asset Management, Inc. - Class A	1,443	54,026
Cohen & Steers, Inc.	364	25,585
Enova International, Inc. (a)	329	55,736
Palomar Holdings, Inc. (a)	21	2,528
PJT Partners, Inc. - Class A (b)	244	37,269
Remitly Global, Inc. (a)	805	17,621
Sezzle, Inc. (a)	37	2,945
World Acceptance Corp. (a)(b)	160	23,546
		226,831

Health Care - 22.9%
Arrowhead Pharmaceuticals, Inc. (a)(b)	44	3,233
BioCryst Pharmaceuticals, Inc. (a)	1,682	15,407
Catalyst Pharmaceuticals, Inc. (a)	1,104	31,056
Collegium Pharmaceutical, Inc. (a)	1,598	53,901
Embecta Corp.	1,970	18,025
Harmony Biosciences Holdings, Inc. (a)(b)	1,292	40,388
Oscar Health, Inc. - Class A (a)	2,476	45,707
Pediatrix Medical Group, Inc. (a)	1,297	29,195
Privia Health Group, Inc. (a)	132	3,280
Progyny, Inc. (a)	1,301	24,173
SIGA Technologies, Inc.	3,022	13,901
Tactile Systems Technology, Inc. (a)	87	2,003
		280,269

Industrials - 25.5% (c)
Argan, Inc.	317	212,384
Exponent, Inc.	339	22,676
Healthcare Services Group, Inc. (a)	2,055	43,997
Napco Security Technologies, Inc.	56	2,618
Teekay Corp. Ltd.	2,357	31,489
		313,164

Materials - 1.7%
WD-40 Co.	99	20,786

Technology - 15.8%
Agilysys, Inc. (a)	230	14,734
Appian Corp. - Class A (a)	632	13,139
Arlo Technologies, Inc. (a)	2,320	32,596
Box, Inc. - Class A (a)	581	14,060
GigaCloud Technology, Inc. - Class A (a)(b)	298	13,258
Harmonic, Inc. (a)(b)	922	10,538
LiveRamp Holdings, Inc. (a)	873	25,518
Nutex Health, Inc. (a)(b)	23	2,742
Progress Software Corp. (a)	633	17,629
Qualys, Inc. (a)	219	19,038
Semtech Corp. (a)(b)	147	15,442
Sonos, Inc. (a)(b)	167	2,477
Workiva, Inc. (a)	247	13,209
		194,380
TOTAL COMMON STOCKS (Cost $1,080,511)		1,196,798

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 10.5%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.77% (d)	128,627	128,627
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $128,627)		128,627

TOTAL INVESTMENTS - 108.0% (Cost $1,209,138)		1,325,425
Money Market Deposit Account - 2.5% (e)		30,433
Liabilities in Excess of Other Assets - (10.5)%		(128,906)
TOTAL NET ASSETS - 100.0%		$1,226,952

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2026. The fair value of these securities was $127,399.
(c)	To the extent that the Fund invests more heavily in a particular sector of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(d)	The rate shown represents the 7-day annualized yield as of April 30, 2026.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of April 30, 2026 was 3.45%.

Summary of Fair Value Disclosure as of April 30, 2026 (Unaudited)

Abacus FCF Small Cap Leaders ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,196,798	$–	$–	$1,196,798
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	128,627
Total Investments	$1,196,798	$–	$–	$1,325,425

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $128,627 presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.